UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON D.C. 20549



                            FORM 8-K



                         CURRENT REPORT



             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


                         October 7, 1997
        Date of Report (Date of earliest event reported)


             MID-AMERICA APARTMENT COMMUNITIES, INC.
       (Exact Name of Registrant as Specified in Charter)



        TENNESSEE                  1-12762                 62-1543819
(State of Incorporation)  (Commission File Number)  (I.R.S. Employer
                                                     Identification Number)




                  6584 POPLAR AVENUE, SUITE 340
                    MEMPHIS, TENNESSEE 38138
            (Address of principal executive offices)



                         (901) 682-6600
       Registrant's telephone number, including area code





     (Former name or address, if changed since last report)

Item 5. Other events.

The Company released the following press releases on October 1, 1997 and October 7, 1997.

=======================================================================
Memphis, TN: October 1, 1997: Mid-America Apartment Communities, Inc. (MAA:NYSE) announced today that it has sold 3.333 million shares of common stock in a public offering at a price of $29 11/16 per share. The transaction is scheduled to close on October 6.

Managing underwriters for the offering were Morgan Stanley &  Co.
Incorporated, Raymond James & Associates, Inc., and Morgan Keegan
& Company, Inc.

This press release does not constitute an offer to sell or a solicitation of an offer to purchase the subject securities and such offers or solicitations shall be made only by means of a Prospectus Supplement and accompanying Prospectus, copies of which may be obtained from the Company or the underwriters.

Mid-America Apartment Communities, Inc. is a self-administered, self-managed real estate investment trust which owns and operates
22,258 apartments (including 174 under development) throughout the southern crescent of the US in 82 properties.

======================================================================
Memphis, TN: October 1, 1997: Mid-America Apartment Communities, Inc. (MAA:NYSE) announced the purchase on September 30 of Woodwinds apartment community in Aiken, South Carolina. The 144-unit property was built in 1988, has an average rent of $590/month, and is 90% occupied. The Company paid $1.5 million for the property and assumed a loan of $3.5 million at 8.84%.

On September 24, the Company purchased the 166-unit Westside Creek Phase 2 in Little Rock, Arkansas (having purchased Westside Creek Phase 1 in March of this year) for a total consideration of $6.5 million, including a loan assumption of $5 million at 8.76%, cash of $1.2 million, and 8,856 Operating Partnership units. Built in 1986, the property has an average rent of $585/month and is 93% occupied.

Mid-America Apartment Communities, Inc. is a self-administered, self-managed real estate investment trust which owns and operates 22,258 apartments (including 174 under development) throughout the southern crescent of the US. The Company recently announced its intention to merge with Flournoy Development Company which will bring the total number of apartments owned by the merged Companies to 32,147, including 2,236 under development.

========================================================================
Memphis, TN: October 7, 1997: Mid-America Apartment Communities, Inc. (MAA:NYSE) announced today the October 6, 1997 closing relating of the sale of  3,333,000 shares of common stock in  its
recent  public  offering  at a price of  $29  11/16   per  share.
Managing  underwriters  for the offering  Morgan  Stanley  &  Co.
Incorporated, Raymond James & Associates, Inc., and Morgan Keegan
&  Company,  Inc. exercised their overallotment for an additional
166,300 shares increasing the gross amount raised in the offering to $103.9 million.

This press release does not constitute an offer to sell or a solicitation of an offer to purchase the subject securities and such offers or solicitations shall be made only by means of a Prospectus Supplement and accompanying Prospectus, copies of which may be obtained from the Company or the underwriters.

Mid-America Apartment Communities, Inc. is a self-administered, self-managed real estate investment trust which owns and operates 82 apartment communities with 22,258 apartment units (including 174 under development) throughout the southern crescent of the US.

Item 7.  Financial Statements and Exhibits.

Exhibit
Number       Exhibit
-------      -------
1            Definitive Underwriting Agreement, dated October 6, 1997,
             relating to the sale of 3,333,000 shares of Common Stock, par value $.01 per share.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            MID-AMERICA APARTMENT COMMUNITIES, INC.



Date:   October 7, 1997     /s/ Simon R.C. Wadsworth
     -------------------    ------------------------------
                                 Simon R.C. Wadsworth
                                 Executive Vice President
                                 (Principal Financial and Accounting Officer)